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                                                                    Exhibit 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports included in this Amendment No. 2 to Form S-3 Registration Statement of SPX

Corporation and to all references to Arthur Andersen & Co. included in or made part of this filing.



                                       ARTHUR ANDERSEN & CO.

Chicago, Illinois,

May 27, 1994